Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended March 31, 2004

	(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 3/31/04 Reported (GAAP)	Severance, Pension and Benefit Charges	Impact of Operations Sold	Sales of Investments, Net	Other Special Items	3 Mos. Ended 3/31/04 Before Special Items
Operating Revenues	$15,685	$—	$(132)	$—	$—	$15,553

Operating Expenses
Cost of services and sales	5,214	—	(48)	—	—	5,166
Selling, general & administrative expense	5,217	(716)	(36)	—	—	4,465
Depreciation and amortization expense	3,328	—	(29)	—	—	3,299

Total Operating Expenses	13,759	(716)	(113)	—	—	12,930

Operating Income	1,926	716	(19)	—	—	2,623
Operating income impact of operations sold	—	—	19	—	—	19
Equity in earnings of unconsolidated businesses	199	—	—	—	—	199
Other income and (expense), net	45	—	—	(43)	43	45
Interest expense	(625)	—	—	—	—	(625)
Minority interest	(462)	—	—	—	—	(462)

Income Before Provision for Income Taxes and Discontinued Operations	1,083	716	—	(43)	43	1,799
Provision for income taxes	(219)	(278)	—	—	(16)	(513)

Income Before Discontinued Operations	864	438	—	(43)	27	1,286
Income from discontinued operations, net of tax	335	8	—	—	—	343

Net Income	$1,199	$446	$—	$(43)	$27	$1,629

Basic Earnings per Common Share(1)
Income before discontinued operations	$.31	$.16	$—	$(.02)	$.01	$.46
Income on discontinued operations, net of tax	$.12	—	$—	$—	$—	$.12

Net income	$.43	$.16	$—	$(.02)	$.01	$.59
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.31	$.15	$—	$(.02)	$.01	$.46
Income on discontinued operations, net of tax	$.12	—	$—	$—	$—	$.12

Net income	$.43	$.16	$—	$(.02)	$.01	$.58

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended June 30, 2004

	(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 6/30/04 Reported (GAAP)	Severance, Pension and Benefit Charges	Impact of Operations Sold	Other Special Items	3 Mos. Ended 6/30/04 Before Special Items
Operating Revenues	$16,363	$—	$(130)	$—	$16,233

Operating Expenses
Cost of services and sales	5,334	—	(38)	—	5,296
Selling, general & administrative expense	4,593	(31)	(40)	91	4,613
Depreciation and amortization expense	3,336	—	—	—	3,336

Total Operating Expenses	13,263	(31)	(78)	91	13,245

Operating Income	3,100	31	(52)	(91)	2,988
Operating income impact of operations sold	—	—	52	—	52
Equity in earnings of unconsolidated businesses	211	—	—	—	211
Other income and (expense), net	8	—	—	12	20
Interest expense	(583)	—	—	—	(583)
Minority interest	(640)	—	—	—	(640)

Income Before Provision for Income Taxes and Discontinued Operations	2,096	31	—	(79)	2,048
Provision for income taxes	(677)	(12)	—	50	(639)

Income Before Discontinued Operations	1,419	19	—	(29)	1,409
Income from discontinued operations, net of tax	378	—	—	—	378

Net Income	$1,797	$19	$—	$(29)	$1,787

Basic Earnings per Common Share(1)
Income before discontinued operations	$.51	$.01	$—	$(.01)	$.51
Income on discontinued operations, net of tax	$.14	$—	$—	$—	$.14

Net income	$.65	$.01	$—	$(.01)	$.65
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.51	$.01	$—	$(.01)	$.50
Income on discontinued operations, net of tax	$.13	$—	$—	$—	$.13

Net income	$.64	$.01	$—	$(.01)	$.64

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended September 30, 2004

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 9/30/04 Reported (GAAP)	Special and Non-Recurring Items		3 Mos. Ended 9/30/04 Before Special Items
		Impact of Operations Sold	Severance, Pension and Benefit Charges
Operating Revenues	$16,854	$(133)	$—	$16,721

Operating Expenses
Cost of services and sales	5,728	(52)	—	5,676
Selling, general & administrative expense	4,700	(39)	(35)	4,626
Depreciation and amortization expense	3,382	—	—	3,382

Total Operating Expenses	13,810	(91)	(35)	13,684

Operating Income	3,044	(42)	35	3,037
Operating income impact of operations sold	—	42	—	42
Equity in earnings of unconsolidated businesses	224	—	—	224
Other income and (expense), net	1	—	—	1
Interest expense	(566)	—	—	(566)
Minority interest	(669)	—	—	(669)

Income Before Provision for Income Taxes and Discontinued Operations	2,034	—	35	2,069
Provision for income taxes	(598)	—	(14)	(612)

Income Before Discontinued Operations	1,436	—	21	1,457
Income from discontinued operations, net of tax	360	—	(1)	359

Net Income	$1,796	$—	$20	$1,816

Basic Earnings per Common Share(1)
Income before discontinued operations	$.52	$—	$.01	$.53
Income on discontinued operations, net of tax	$.13	$—	—	$.13

Net income	$.65	$—	$.01	$.66
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.51	$—	$.01	$.52
Income on discontinued operations, net of tax	$.13	$—	—	$.13

Net income	$.64	$—	$.01	$.65

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended December 31, 2004

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 12/31/04 Reported (GAAP)	Special and Non-Recurring Items				3 Mos. Ended 12/31/04 Before Special Items
		Severance, Pension and Benefit Charges	Impact of Operations Sold	Sales of Businesses and Investments, Net	Tax Benefits
Operating Revenues	$16,849	$—	$(134)	$—	$—	$16,715

Operating Expenses
Cost of services and sales	5,756	—	(51)	—	—	5,705
Selling, general & administrative expense	4,836	(23)	(42)	(100)	—	4,671
Depreciation and amortization expense	3,457	—	—	—	—	3,457

Total Operating Expenses	14,049	(23)	(93)	(100)	—	13,833

Operating Income	2,800	23	(41)	100	—	2,882
Operating income impact of operations sold	—	—	41	—	—	41
Equity in earnings of unconsolidated businesses	1,056	—	—	(787)	—	269
Other income and (expense), net	28	—	—	—	—	28
Interest expense	(562)	—	—	—	—	(562)
Minority interest	(558)	—	—	—	—	(558)

Income Before Provision for Income Taxes and Discontinued Operations	2,764	23	—	(687)	—	2,100
Provision for income taxes	(584)	(9)	—	187	(234)	(640)

Income Before Discontinued Operations	2,180	14	—	(500)	(234)	1,460
Income from discontinued operations, net of tax	859	—	—	(516)	—	343

Net Income	$3,039	$14	$—	$(1,016)	$(234)	$1,803

Basic Earnings per Common Share(1)
Income before discontinued operations	$.79	$.01	$—	$(.18)	$(.08)	$.53
Income on discontinued operations, net of tax	$.31	$—	$—	$(.19)	$—	$.12

Net income	$1.10	$.01	$—	$(.37)	$(.08)	$.65
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.78	—	$—	$(.18)	$(.08)	$.52
Income on discontinued operations, net of tax	$.30	$—	$—	$(.18)	$—	$.12

Net income	$1.08	—	$—	$(.36)	$(.08)	$.64

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Year Ended December 31, 2004

(dollars in millions, except per share amounts)

Unaudited	12 Mos. Ended 12/31/04 Reported (GAAP)	Special and Non-Recurring Items					12 Mos. Ended 12/31/04 Before Special Items
		Severance, Pension and Benefit Charges	Impact of Operations Sold	Sales of Businesses and Investments, Net	Tax Benefits	Other Special Items
Operating Revenues	$65,751	$—	$(529)	$—	$—	$—	$65,222

Operating Expenses
Cost of services and sales	22,032	—	(189)	—	—	—	21,843
Selling, general & administrative expense	19,346	(805)	(157)	(100)	—	91	18,375
Depreciation and amortization expense	13,503	—	(29)	—	—	—	13,474

Total Operating Expenses	54,881	(805)	(375)	(100)	—	91	53,692

Operating Income	10,870	805	(154)	100	—	(91)	11,530
Operating income impact of operations sold	—	—	154	—	—	—	154
Equity in earnings of unconsolidated businesses	1,690	—	—	(787)	—	—	903
Other income and (expense), net	82	—	—	(43)	—	55	94
Interest expense	(2,336)	—	—	—	—	—	(2,336)
Minority interest	(2,329)	—	—	—	—	—	(2,329)

Income Before Provision for Income Taxes and Discontinued Operations	7,977	805	—	(730)	—	(36)	8,016
Provision for income taxes	(2,078)	(313)	—	187	(234)	34	(2,404)

Income Before Discontinued Operations	5,899	492	—	(543)	(234)	(2)	5,612
Income from discontinued operations, net of tax	1,932	7	—	(516)	—	—	1,423

Net Income	$7,831	$499	$—	$(1,059)	$(234)	$(2)	$7,035

Basic Earnings per Common Share(1)
Income before discontinued operations	$2.13	$.18	$—	$(.20)	$(.08)	—	$2.03
Income on discontinued operations, net of tax	$.70	—	$—	$(.19)	$—	$—	$.51

Net income	$2.83	$.18	$—	$(.38)	$(.08)	—	$2.54
Diluted Earnings per Common Share(1)
Income before discontinued operations	$2.11	$.17	$—	$(.19)	$(.08)	—	$2.01
Income on discontinued operations, net of tax	$.68	—	$—	$(.18)	$—	$—	$.50

Net income	$2.79	$.18	$—	$(.37)	$(.08)	—	$2.51

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended March 31, 2005

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/05 Reported (GAAP)	Special and Non- Recurring Items	3 Mos. Ended 3/31/05 Before Special Items
		Impact of Operations Sold
Operating Revenues	$16,785	$(133)	$16,652
Operating Expenses
Cost of services and sales	5,799	(52)	5,747
Selling, general & administrative expense	4,806	(35)	4,771
Depreciation and amortization expense	3,352	—	3,352

Total Operating Expenses	13,957	(87)	13,870

Operating Income	2,828	(46)	2,782
Operating income impact of operations sold	—	46	46
Equity in earnings of unconsolidated businesses	193	—	193
Other income and (expense), net	124	—	124
Interest expense	(548)	—	(548)
Minority interest	(608)	—	(608)

Income Before Provision for Income Taxes and Discontinued Operations	1,989	—	1,989
Provision for income taxes	(582)	—	(582)

Income Before Discontinued Operations	1,407	—	1,407
Income from discontinued operations, net of tax	350	—	350

Net Income	$1,757	$—	$1,757

Basic Earnings per Common Share(1)
Income before discontinued operations	$.51	$—	$.51
Income from discontinued operations, net of tax	$.13	$—	$.13

Net income	$.63	$—	$.63
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.50	$—	$.50
Income from discontinued operations, net of tax	$.12	$—	$.12

Net income	$.63	$—	$.63

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended June 30, 2005

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 6/30/05 Reported (GAAP)	Special and Non-Recurring Items				3 Mos. Ended 6/30/05 Before Special Items
		Sales of Businesses, Net	Impact of Operations Sold	Tax Benefits	Tax on Repatriated Earnings
Operating Revenues	$17,177	$—	$(47)	$—	$—	$17,130
Operating Expenses
Cost of services and sales	5,931	—	(19)	—	—	5,912
Selling, general & administrative expense	4,828	—	(12)	—	—	4,816
Depreciation and amortization expense	3,387	—	—	—	—	3,387
Sales of businesses, net	(530)	530	—	—	—	—

Total Operating Expenses	13,616	530	(31)	—	—	14,115

Operating Income	3,561	(530)	(16)	—	—	3,015
Operating income impact of operations sold	—	—	16	—	—	16
Equity in earnings of unconsolidated businesses	178	—	—	—	—	178
Other income and (expense), net	76	—	—	—	—	76
Interest expense	(528)	—	—	—	—	(528)
Minority interest	(709)	—	—	—	—	(709)

Income Before Provision for Income Taxes and Discontinued Operations	2,578	(530)	—	—	—	2,048
Provision for income taxes	(774)	194	—	(242)	232	(590)

Income Before Discontinued Operations	1,804	(336)	—	(242)	232	1,458
Income from discontinued operations, net of tax	309	—	—	—	—	309

Net Income	$2,113	$(336)	$—	$(242)	$232	$1,767

Basic Earnings per Common Share(1)
Income before discontinued operations	$.65	$(.12)	$—	$(.09)	$.08	$.53
Income from discontinued operations, net of tax	$.11	$—	$—	$—	$—	$.11

Net income	$.76	$(.12)	$—	$(.09)	$.08	$.64
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.65	$(.12)	$—	$(.09)	$.08	$.52
Income from discontinued operations, net of tax	$.11	$—	$—	$—	$—	$.11

Net income	$.75	$(.12)	$—	$(.09)	$.08	$.63

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended September 30, 2005

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 9/30/05 Reported (GAAP)	Special and Non-Recurring Items
		Verizon Center Relocation, Net	Lease Impairment and Other Special Items	Tax Benefits	Tax on Repatriated Earnings	3 Mos. Ended 9/30/05 Before Special Items
Operating Revenues	$17,629	$—	$—	$—	$—	$17,629
Operating Expenses
Cost of services and sales	6,224	—	—	—	—	6,224
Selling, general & administrative expense	4,955	64	(125)	—	—	4,894
Depreciation and amortization expense	3,410	—	—	—	—	3,410
Sales of businesses, net	—	—	—	—	—	—

Total Operating Expenses	14,589	64	(125)	—	—	14,528

Operating Income	3,040	(64)	125	—	—	3,101
Equity in earnings of unconsolidated businesses	182	—	—	—	—	182
Other income and (expense), net	89	—	10	—	—	99
Interest expense	(525)	—	—	—	—	(525)
Minority interest	(747)	—	—	—	—	(747)

Income Before Provision for Income Taxes and Discontinued Operations	2,039	(64)	135	—	—	2,110
Provision for income taxes	(533)	27	(4)	(94)	(21)	(625)

Income Before Discontinued Operations	1,506	(37)	131	(94)	(21)	1,485
Income from discontinued operations, net of tax	363	—	—	—	—	363

Net Income	$1,869	$(37)	$131	$(94)	$(21)	$1,848

Basic Earnings per Common Share(1)
Income before discontinued operations	$.54	$(.01)	$.05	$(.03)	$(.01)	$.54
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$—	$.13

Net income	$.68	$(.01)	$.05	$(.03)	$(.01)	$.67
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.54	$(.01)	$.05	$(.03)	$(.01)	$.53
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$—	$.13

Net income	$.67	$(.01)	$.05	$(.03)	$(.01)	$.66

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended December 31, 2005

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 12/31/05 Reported (GAAP)	Verizon Center Relocation, Net	Pension and Benefit Charges	Severance	Other Special Items	Tax on Repatriated Earnings	3 Mos. Ended 12/31/05 Before Special Items
Operating Revenues	$17,927	$—	$—	$—	$—	$—	$17,927
Operating Expenses
Cost of services and sales	6,246	—	—	—	—	—	6,246
Selling, general & administrative expense	5,063	(46)	(98)	(59)	—	—	4,860
Depreciation and amortization expense	3,466	—	—	—	—	—	3,466
Sales of businesses, net	—	—	—	—	—	—	—

Total Operating Expenses	14,775	(46)	(98)	(59)	—	—	14,572

Operating Income	3,152	46	98	59	—	—	3,355
Equity in earnings of unconsolidated businesses	133	—	—	—	—	—	133
Other income and (expense), net	22	—		—	4	—	26
Interest expense	(528)	—	—	—	—	—	(528)
Minority interest	(937)	—	—	—	—	—	(937)

Income Before Provision for Income Taxes and Discontinued Operations	1,842	46	98	59	4	—	2,049
Provision for income taxes	(532)	(17)	(39)	(23)	(2)	(5)	(618)

Income Before Discontinued Operations	1,310	29	59	36	2	(5)	1,431
Income from discontinued operations, net of tax	348	—	—	—	—	—	348

Net Income	$1,658	$29	$59	$36	$2	$(5)	$1,779

Basic Earnings per Common Share(1)
Income before discontinued operations	$.47	$.01	$.02	$.01	$—	$—	$.52
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$—	$—	$.13

Net income	$.60	$.01	$.02	$.01	$—	$—	$.64

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.47	$.01	$.02	$.01	$—	$—	$.51
Income from discontinued operations, net of tax	$.12	$—	$—	$—	$—	$—	$.12

Net income	$.59	$.01	$.02	$.01	$—	$—	$.64

Footnote:

(1)	EPS totals may not add due to rounding.

For the Year Ended December 31, 2005

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	12 Mos. Ended 12/31/05 Reported (GAAP)	Sales of Businesses, Net	Impact of Operations Sold	Verizon Center Relocation, Net	Lease Impairment and Other Special Items	Tax Benefits	Tax on Repatriated Earnings	Pension and Benefit Charges	Severance	12 Mos. Ended 12/31/05 Before Special Items
Operating Revenues	$69,518	$—	$(180)	$—	$—	$—	$—	$—	$—	$69,338

Operating Expenses
Cost of services and sales	24,200	—	(71)	—	—	—	—	—	—	24,129
Selling, general & administrative expense	19,652	—	(47)	18	(125)	—	—	(98)	(59)	19,341
Depreciation and amortization expense	13,615	—	—	—	—	—	—	—	—	13,615
Sales of businesses, net	(530)	530	—	—	—	—	—	—	—	—

Total Operating Expenses	56,937	530	(118)	18	(125)	—	—	(98)	(59)	57,085

			—
Operating Income	12,581	(530)	(62)	(18)	125	—	—	98	59	12,253
Operating income impact of operations sold	—	—	62	—	—	—	—	—	—	62
Equity in earnings of unconsolidated businesses	686	—	—	—	—	—	—	—	—	686
Other income and (expense), net	311	—	—	—	14	—	—	—	—	325
Interest expense	(2,129)	—	—	—	—	—	—	—	—	(2,129)
Minority interest	(3,001)	—	—	—	—	—	—	—	—	(3,001)

Income Before Provision for Income Taxes and Discontinued Operations	8,448	(530)	—	(18)	139	—	—	98	59	8,196
Provision for income taxes	(2,421)	194	—	10	(6)	(336)	206	(39)	(23)	(2,415)

Income Before Discontinued Operations	6,027	(336)	—	(8)	133	(336)	206	59	36	5,781
Income from discontinued operations, net of tax	1,370	—	—	—	—	—	—	—	—	1,370

Net Income	$7,397	$(336)	$—	$(8)	$133	$(336)	$206	$59	$36	$7,151

Basic Earnings per Common Share(1)
Income before discontinued operations	$2.18	$(.12)	$—	$—	$.05	$(.12)	$.07	$.02	$.01	$2.09
Income from discontinued operations, net of tax	$.50	$—	$—	$—	$—	$—	$—	$—	$—	$.50

Net income	$2.67	$(.12)	$—	$—	$.05	$(.12)	$.07	$.02	$.01	$2.59
Diluted Earnings per Common Share(1)
Income before discontinued operations	$2.16	$(.12)	$—	$—	$.05	$(.12)	$.07	$.02	$.01	$2.07
Income from discontinued operations, net of tax	$.49	$—	$—	$—	$—	$—	$—	$—	$—	$.49

Net income	$2.65	$(.12)	$—	$—	$.05	$(.12)	$.07	$.02	$.01	$2.56

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended March 31, 2006

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 3/31/06 Reported (GAAP)	Extinguishment of Debt	Verizon Center Relocation, Net	Impact of Accounting for Share Based Payments	Merger Integration Costs	3 Mos. Ended 3/31/06 Before Special Items
Operating Revenues	$21,221	$—	$—	$—	$—	$21,221
Operating Expenses
Cost of services and sales	8,441	—	—	—	—	8,441
Selling, general & administrative expense	5,938	—	(46)	—	(55)	5,837
Depreciation and amortization expense	3,667	—	—	—	—	3,667

Total Operating Expenses	18,046	—	(46)	—	(55)	17,945

Operating Income	3,175	—	46	—	55	3,276
Equity in earnings of unconsolidated businesses	157	—	—	—	—	157
Other income and (expense), net	103	—	—	—	—	103
Interest expense	(636)	26	—	—	—	(610)
Minority interest	(866)	—	—	—	—	(866)

Income Before Provision for Income Taxes, Discontinued Operations and Cumulative Effect of Accounting Change	1,933	26	46	—	55	2,060
Provision for income taxes	(651)	(10)	(18)	—	(20)	(699)

Income Before Discontinued Operations and Cumulative Effect of Accounting Change	1,282	16	28	—	35	1,361
Income from discontinued operations, net of tax	392	—	—	—	—	392
Cumulative effect of accounting change, net of tax	(42)	—	—	42	—	—

Net Income	$1,632	$16	$28	$42	$35	$1,753

Basic Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$.44	$.01	$.01	$—	$.01	$.47
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$—	$.13
Cumulative effect of accounting change, net of tax	$(.01)	$—	$—	$.01	$—	$—

Net income	$.56	$.01	$.01	$.01	$.01	$.60

Diluted Earnings per Common Share(1)
Income before discontinued operations and cumulative effect of accounting change	$.44	$.01	$.01	$—	$.01	$.46
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$—	$.13
Cumulative effect of accounting change, net of tax	$(.01)	$—	$—	$.01	$—	$—

Net income	$.56	$.01	$.01	$.01	$.01	$.60

Footnote:

(1)	EPS totals may not add due to rounding.

For the Quarter Ended June 30, 2006

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 6/30/06 Reported (GAAP)	Merger Integration Costs	Verizon Center Relocation, Net	Severance, Pension and Benefits Charges	3 Mos. Ended 6/30/06 Before Special Items
Operating Revenues	$21,876	$—	$—	$—	$21,876
Operating Expenses
Cost of services and sales	8,642	—	—	—	8,642
Selling, general & administrative expense	6,410	(76)	(45)	(300)	5,989
Depreciation and amortization expense	3,607	—	—	—	3,607

Total Operating Expenses	18,659	(76)	(45)	(300)	18,238

Operating Income	3,217	76	45	300	3,638
Equity in earnings of unconsolidated businesses	171	—	—	—	171
Other income and (expense), net	60	—	—	—	60
Interest expense	(590)	—	—	—	(590)
Minority interest	(986)	—	—	—	(986)

Income Before Provision for Income Taxes and Discontinued Operations	1,872	76	45	300	2,293
Provision for income taxes	(609)	(28)	(16)	(114)	(767)

Income Before Discontinued Operations	1,263	48	29	186	1,526
Income from discontinued operations, net of tax	348	—	—	—	348

Net Income	$1,611	$48	$29	$186	$1,874

Basic Earnings per Common Share(1)
Income before discontinued operations	$.43	$.02	$.01	$.06	$.52
Income from discontinued operations, net of tax	$.12	$—	$—	$—	$.12

Net income	$.55	$.02	$.01	$.06	$.64

Diluted Earnings per Common Share(1)
Income before discontinued operations	$.43	$.02	$.01	$.06	$.52
Income from discontinued operations, net of tax	$.12	$—	$—	$—	$.12

Net income	$.55	$.02	$.01	$.06	$.64

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.	Exhibit 99.2
Consolidated Statements of Income-Reconciliations-Revised for Discontinued Operations Reflecting Spin-off of Idearc

For the Quarter Ended September 30, 2006

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 9/30/06 Reported (GAAP)	Special and Non-Recurring Items			3 Mos. Ended 9/30/06 Before Special Items
		Merger Integration Costs	Verizon Center Relocation, Net	Severance, Pension and Benefits Charges
Operating Revenues	$22,449	$—	$—	$—	$22,449
Operating Expenses
Cost of services and sales	8,853	(6)	—	—	8,847
Selling, general & administrative expense	6,453	(19)	(48)	(34)	6,352
Depreciation and amortization expense	3,606	—	—	—	3,606

Total Operating Expenses	18,912	(25)	(48)	(34)	18,805

Operating Income	3,537	25	48	34	3,644
Equity in earnings of unconsolidated businesses	288	—	—	—	288
Other income and (expense), net	100	—	—	—	100
Interest expense	(572)	—	—	—	(572)
Minority interest	(1,088)	—	—	—	(1,088)

Income Before Provision for Income Taxes and Discontinued Operations	2,265	25	48	34	2,372
Provision for income taxes	(720)	(9)	(17)	(14)	(760)

Income Before Discontinued Operations	1,545	16	31	20	1,612
Income from discontinued operations, net of tax	377	—	—	(3)	374

Net Income	$1,922	$16	$31	$17	$1,986

Basic Earnings per Common Share(1)
Income before discontinued operations	$.53	$.01	$.01	$.01	$.55
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$.13

Net income	$.66	$.01	$.01	$.01	$.68
Diluted Earnings per Common Share(1)
Income before discontinued operations	$.53	$.01	$.01	$.01	$.55
Income from discontinued operations, net of tax	$.13	$—	$—	$—	$.13

Net income	$.66	$.01	$.01	$.01	$.68

Footnote:

(1)	EPS totals may not add due to rounding.